Exhibit 10.8

NATIONAL AUTOMATION SERVICES, INC  LIMITED POWER OF ATTORNEY    THIS LIMITED POWER OF ATTORNEY is granted by National Automation Services, Inc., a Nevada corporation ("NAS" or "Principal"), to Jason Jenson and David Gurr (sometimes individually referred to herein as an "Agent" and collectively as the "Agents")   I. This instrument creates a Limited Power of Attorney by Principal granting revocable authority  to the Agents to exercise voting rights with respect to two hundred seventy million  (270,000,000) shares of NAS Restricted Common Stock ("the Stock"), in person or by proxy,  enter into voting trusts, consent to limitations on the right to vote, and to enter into a  shareholder agreement or to enforce the terms of a shareholder agreement.   II. General authority with respect to the Stock is NOT granted hereby. Agents specifically do not  have the authority to acquire, sell, transfer or otherwise pledge or encumber the Stock.   III. Definitions: Unless specifically described or otherwise stated herein, words shall be construed  to have their common meanings, or as otherwise specifically defined by Nevada Revised  Statutes Chapter 162A.   IV. Non-transferable: This Limited Power of Attorney is non-transferable, but either Agent has independent  authority to act on the behalf of the Principal or for the other Agent with regard to this Limited Power of  Attorney.   V. Revocation: the Principal may revoke this Limited Power of Attorney upon Agents exercising  their Right of Rescission under the Purchase and Sale Agreement entered into by NAS and  Jason Jenson and David Gun dated February 24, 2014. Principal will notify Agents in writing if  revocation occurs.   VI. Termination:   a.  this Limited Power of Attorney shall terminate upon satisfaction of all terms and events in Section 2.2(d) of the Purchase and Sale Agreement entered into by NAS and Jason Jenson and David Gurr dated February 24, 2014.  b.  this Limited Power of Attorney shall terminate upon a judgment or order by any court of competent jurisdiction that rescinds or invalidates the Purchase and Sale Agreement entered into by NAS and Jason Jenson and David Gurr dated February 24, 2014.   c.  this Limited Power of Attorney may terminate upon the written agreement of Principal and Agents.  NATIONAL AUTOMATION SERVICES, IV.    ACKNOWLEDGEMENT BY AGENT   1.  Agent's Duties.   When you accept the authority granted under this Power of Attorney, a legal relationship is created between you and the principal. This relationship imposes upon you legal duties and rights that continue until you resign or the Power of Attorney is terminated or revoked. You must:   (a) Do what you know the principal reasonably expects you to do with the principal's property;   (b) Act in good faith;   (c) Do nothing beyond the authority granted in this Power of Attorney; and   (d) Disclose your identity as an agent whenever you act for the principal by writing or printing the name of the principal and signing your own name as "agent" in the following manner: National Automation Services, Inc., by (Your Signature) as Agent.  2. By signing below, I certify that, to the best of my knowledge and belief, the Stock referred to above in the Limited Power of Attorney is not acquired by me, and is not held for the purpose of or with the effect of changing the control of the issuer of the securities and was not acquired and will not be held in connection with, or as a participant in, any transaction intending to have that purpose or effect. By separate agreement, and upon certain other conditions being met, the Power of Attorney over the Securities referred to above, will be terminated or revoked, and only in that event, will I acquire securities of the Company.   3. By signing below I accept the rights and responsibilities conferred to the Agents by the Limited Power of Attorney.   Dated: February , 2014     Jason .Jensen     David Gurr  I:is Aie sxk  NATIONAL AUTOMATION SERVICES, IE.  IN WITNESS WHEREOF, I have hereunto set my hand as Chief Executive Officer of the Company.   bruary , 2014    ERT  'ef Executive Officer/ Member of the Board    CERTIFICATE OF ACKNOWLEDGMENT OF NOTARY PUBLIC    State of California  } ss.  County of it \PEWS / _Or  On this day of  ///1,4,L , in the year 20 /( before me, (2.4 r■-))4-i.4— C-4104,VE Li__ (here insert name of notary public), (2 L ge nc CH LC (here insert name of principal) personally appeared and proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to this instrument, and acknowledged that he executed it. I declare under penalty of perjury that the person whose name is ascribed to this instrument appears to be of sound mind and under no duress, fraud or undue influence.    NOTARY SEAL  OFFICIAL SEAL (Signalure of Notary Public)  C1 cc RANDALL E. CAMPBELL ,„ NOTARY PUBLIC-CALIFORNIA E comm. NO. 1926939  RIVERSIDE COUNTY  MY COMM. EXP. MARCH 26, 2015